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                THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                       OF
                            SUN HILL INDUSTRIES, INC.

                                    * * * * *

                                    ARTICLE I

                                     PURPOSE

      It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting and retaining qualified Outside Directors by giving them the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Options granted hereunder shall not be qualified as "incentive stock options" within the meaning of Section 422(b) of the Code.

                                   ARTICLE II

                                   DEFINITIONS

      As used herein the following terms have the following meanings:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Cause" means any act of (i) fraud upon or with respect to, (ii) intentional misrepresentation to or with respect to, or (iii) embezzlement, misappropriation or conversion of assets or opportunities of, the Company or any direct or indirect majority-owned subsidiary of the Company.

            (c) A "Change in Control" shall be deemed to have taken place if (i) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner (other than directly from the Company) of 25% or more of the voting power of the Company's then outstanding securities entitled generally to vote for the election of directors of the Board or (ii) the occurrence of or the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation, the sale of any substantial portion of the assets of the Company or the liquidation or dissolution of the Company unless, in the case of a merger or consolidation, the Continuing Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation.

                  For purposes of this subsection (c) of Article II, "Continuing
            Director" shall mean any person who is a member of the Board on the Effective Date of this



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            Plan or any person who subsequently becomes a member of the Board if such person's initial nomination for election or an initial election to the Board is recommended or approved by the Board (at a time when at least two-thirds of the directors then serving are Continuing Directors).

            (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of not less than two (2) "Non-Employee Directors," as such term is defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, each having the requisite qualifications thereunder to satisfy the requirements of Rule 16b-3.

            (f) "Common Stock" means the $.001 par value Common Stock of the Company.

            (g) "Company" means SUN HILL INDUSTRIES, INC., a Delaware corporation.

            (h) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

            (i) "Effective Date" means November 7, 1996

            (j) "Fair Market Value" means the closing "bid" price of the Company's Common Stock on the date in question as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or on any successor national stock exchange on which the Common Stock is then traded, provided, however, that if on the date in question there is no public market for the Company's Shares and they are neither quoted on "NASDAQ" nor traded on a national securities exchange, then the Committee shall, in its sole discretion and best judgment, determine the Fair Market Value.

            (k) "Holder" means an Outside Director to whom an Option has been granted under the Plan.

            (l) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

            (m) "Outside Director" means an individual who (i) is now, or hereafter becomes, a member of the Board and (ii) is a "Non-Employee Directors" as such term is defined in Rule 16b-3(b)(3)(i)

            promulgated under the Securities Exchange Act of 1934, as amended.


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            (n) "Plan" means this 1996 Non-Employee Director Stock Option Plan for Outside Directors of Sun Hill Industries, Inc.

            (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

                                   ARTICLE II

                                 ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee shall have no authority, discretion or power to select the participants who will receive Options, to grant Options, to set the number of shares to be covered by any Option, or to set the exercise price or the period within which the Options may be exercised, or to alter any other terms or conditions specified herein, except in the sense of administering the Plan subject to the express provisions of the Plan and except in accordance with Section 6.02 hereof. Subject to the foregoing limitations, the Committee shall have authority and power to adopt such rules and regulations and to take such action as it shall consider necessary or advisable for the administration of the Plan, and to construe, interpret and administer the Plan. The decisions of the Committee relating to the Plan shall be final and binding upon the Company, the Holders and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to the Plan or any stock option agreement entered into pursuant to the Plan.

                                   ARTICLE IV

                                     OPTIONS

      4.01 Participation. Each Outside Director shall be granted Options to purchase Common Stock under the Plan on the terms and conditions herein described.

      4.02 Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement entered into by the Company and the Holder to whom the Option is granted, which agreement shall include, incorporate or conform to the following terms and conditions, and such other terms and conditions not inconsistent therewith or with the terms and conditions of this Plan as the Committee considers appropriate in each case:

            (a) Option Grant Dates. An Option shall be granted initially as of the Effective Date to each Outside Director who is serving the Company as a director as of such date. Thereafter, an Option shall be granted to each Outside Director who is serving the Company as a director on each annual anniversary of the Effective Date (e.g., each November 7 thereafter). The date of grant of an Option pursuant to the Plan shall be referred to hereinafter as the "Grant Date" of such Option.


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            (b) Number of Shares. Each Option shall entitle the Holder to purchase, in accordance with such Option and the Plan, 5,000 shares of Common Stock, subject to adjustment in accordance with Section
            5.02 hereof.

            (c) Exercise Price. The price at which each share of Common Stock covered by an Option may be purchased shall be the Fair Market Value of the Common Stock on the Grant Date.

            (d) Exercisability and Option Period. Subject to the provisions of paragraph (e) below:

                  (i) the number of whole shares of Common Stock equal to one-half of the number of shares of Common Stock subject to such Option shall first become exercisable immediately on the Grant Date of the Option and the remaining shares of Common Stock subject to such Option shall first become exercisable on the first anniversary of the Grant Date of the Option; and

                  (ii) Each Option shall remain exercisable for a period of ten years from the Grant Date of the Option (the "Option Period").

            (e) Termination of Service, Death, Etc. The provisions of paragraph
            (d) above to the contrary notwithstanding:

                  (i) If the Holder of an Option is removed from the Board for Cause or resigns from the Board upon request of the remaining Board members within the Option Period due to Cause, the unexercised portion of the Option, whether or not then exercisable, shall automatically terminate as of the effective date of such removal or resignation;

                  (ii) If the Holder of an Option resigns from the Board for reasons other than (a) cause, (b) a Change of Control or (c) Disability prior to the date all shares subject to such Option have become exercisable in accordance with paragraph (d) above, the unexercisable portion of the Option shall be forfeited upon the effective date of such resignation;

                  (iii) If the Holder of an Option is removed from the Board on account of or following a Change of Control, or resigns from the Board upon request of the remaining Board members within the Option Period on account of or following a Change of Control, the unexercisable portion of the Option shall become immediately exercisable upon the effective date of such removal or resignation;


                  (iv) If, within the Option Period, the Holder of an Option (A) is not re-elected to the Board, or is removed from the Board on account of or following a Change of Control, or resigns from the Board upon the request of the remaining Board members on account of or following a Change of Control or for any reason other than Cause, (B) resigns from the Board due to Disability or (C) dies while a Board


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                  member, then the person entitled to exercise the Option may within the 20-day period immediately following the effective date of the removal, resignation, termination as a member of the Board or date of death, as the case may be, retain the Option and exercise same in accordance with its terms within the remaining Option Period.

            (f) Transferability. An Option granted under the Plan shall not be transferable by a Holder, otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Holder the Option shall be exercisable only by the Holder.

            (g) Exercise, Payments, Etc. Each stock option agreement shall provide that the option granted thereunder may be exercised, in whole or in part, by the Holder at any time or (with respect to partial exercises) from time to time during the Option Period, subject to the provisions of the stock option agreement and the Plan, and that the method for exercising the Option shall be by the delivery to the Secretary of the Company of, or by sending by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of the Secretary) of, written notice signed by the Holder specifying the number of shares of Common Stock with respect to which such Option is being exercised. Such notice shall be accompanied by the full amount of the purchase price of such shares, in cash. Any such notice shall be deemed to have been given on the date on which the same was deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and sent as above-stated. In addition to the foregoing, promptly after demand by the Company, the exercising Holder shall pay to the Company an amount equal to applicable withholding taxes, if any, due in connection with such exercise. In the event of the death of the Holder of an Option, the executor or administrator of the Holder's estate (or anyone who shall have acquired the Option by will or pursuant to the laws of descent and distribution) may exercise the Option in accordance with the provisions of the stock option agreement.

            (h) Restrictions; Securities Exchange Listing. All certificates for shares of Common Stock delivered upon the exercise of Options under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. If the shares of Common Stock are traded on a national securities exchange, the Company shall not be required to deliver any Shares covered by an Option unless and until such Shares have been admitted for trading on such securities exchange.

                                    ARTICLE V

                             AUTHORIZED COMMON STOCK

      5.01 Common Stock. The total number of shares as to which Options may be granted pursuant to the Plan shall be 100,000 shares of the Common Stock in the aggregate, except as such number of shares shall be adjusted from and after the Effective Date in accordance with the provisions of Section 5.02 hereof. If any outstanding Option under the Plan shall expire or be


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terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option shall again be available for grant under the Plan.

      5.02 Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan and the number of shares to be covered by any Option not yet granted as provided in Section 4.02(b) shall be increased or decreased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock in respect of which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to the Option shall be increased or decreased proportionately so that the aggregate Exercise Price for all the then optioned shares shall remain the same as immediately prior to such split, dividend or combination.

      In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section 5.02 shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

                                   ARTICLE VI

                               GENERAL PROVISIONS


      6.01 Termination of Plan. The Plan shall terminate whenever the Board adopts a resolution to that effect. If not sooner terminated in accordance with the preceding sentence, the Plan shall terminate at the close of business on November 6, 2006. After termination of the Plan, no Options shall be granted under the Plan, but the Company shall continue to recognize, and perform its obligations with respect to, Options previously granted.

      6.02 Amendment of the Plan. The Committee may from time to time amend, modify, suspend or terminate the Plan. Nevertheless, no such amendment, modification, suspension or termination shall (a) impair any Options theretofore granted under the Plan or deprive any Holder of any shares of Common Stock which such holder might have acquired through or as a result of the Plan, or (b) be made without the approval of the holders of a majority of the outstanding shares of Common Stock of the Company where such change would (i) increase the total number of shares of Common Stock as to which Options may be granted under the Plan or decrease the exercise price at which Options may be granted under the Plan (other than as provided in Section 5.02 hereof), (ii) materially alter the class of persons eligible to be granted Options under the Plan, (iii) materially increase the benefits accruing to Holders under the Plan or (iv) extend the term of the Plan or the Option Period specified in Section 4.02(d) hereof.

      Notwithstanding the foregoing, the provisions of this Plan relating to (a) the number of shares of Common Stock covered by, and the exercise price of, Options granted under the Plan,


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(b) the timing of grants of Options under the Plan and (c) the class of persons eligible to be granted Options under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, applicable securities laws, or the rules thereunder.

      6.03 Treatment of Proceeds. Proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

      6.04 Effectiveness. This Plan shall become effective as of the Effective Date. This Plan and each Option granted or to be granted hereunder is conditional and shall be of no force and effect, and no Option shall be exercised, unless and until the Plan has been approved by (X) the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting of stockholders or (Y) by the written consent of the holders of all of the issued and outstanding shares of Common Stock of the Company.

      6.05 Section Headings. The section headings included herein are only for convenience, and they shall have no effect on the interpretation of the Plan.

      6.06 Gender and Number. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

      6.07 Applicable Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Connecticut except to the extent preempted by Federal law.

      6.08 Effect of Securities Exchange Act of 1934. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee in administering the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


      IN WITNESS WHEREOF, this Plan has been executed at Stamford, Connecticut on this 7th day of November, 1996.

                                             SUN HILL INDUSTRIES, INC.


                                             By /s/ Benson Zinbarg
                                                -----------------------------
                                                Benson Zinbarg, President and
                                                  Chief Executive Officer

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